                    AS FILED WITH THE SECURITIES AND EXCHANGE
                          COMMISSION ON APRIL 23, 2001


                                  SCHEDULE 14A
                                 (RULE 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)


Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant                |_|


Check the appropriate box:
|_|     Preliminary Proxy Statement

[X]     Definitive Proxy Statement

|_|     Definitive Additional Materials

|_|     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

|_|     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                                  CYSIVE, INC.
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       ------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
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(1)     Title of each class of securities to which transaction applies:

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        filing fee is calculated and state how it was determined):

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        paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

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        (2)    Form, Schedule or Registration Statement No.:

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

(1)     Title of each class of securities to which transaction applies:


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

                                 [Cysive LOGO]

                                                                  April 25, 2001

Dear Fellow Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of Cysive, Inc., on Thursday, May 10, 2001, at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190.

     At the meeting, we are asking for stockholder consideration and approval of the election of two Class II directors for the ensuing three years and ratification of the appointment of our independent auditors for the coming year.

     All items on the agenda are described in the accompanying Notice and Proxy Statement. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet, and a copy of our Annual Report to Stockholders.

     It is important that your shares be represented at the meeting, even if you cannot attend the meeting and vote your shares in person. Please give careful consideration to the items to be voted upon, complete and sign the proxy card and return it in the envelope provided or vote by telephone or by Internet as instructed. If you return a proxy card or vote by telephone or by Internet and decide to attend the meeting, you may revoke your proxy at the meeting and vote your shares in person.

     We look forward to receiving your vote and seeing you at the meeting.

                                            Sincerely,

                                            /s/ NELSON A. CARBONELL, JR.
                                            Nelson A. Carbonell, Jr.
                                            Chairman, President and
                                            Chief Executive Officer

                                 [Cysive LOGO]
                           10780 PARKRIDGE BOULEVARD
                                   SUITE 400
                             RESTON, VIRGINIA 20191
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MONDAY, MAY 10, 2001

                             ---------------------

To our Stockholders:

     The 2001 annual meeting of stockholders of Cysive, Inc. will be held at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190, (703) 709-1234, on Thursday, May 10, 2001, beginning at 10:00 a.m., local time. At the meeting, the holders of Cysive's outstanding common stock will act on the following matters:

          (1) Election of two Class II directors for a term of three years;

          (2) Ratification of the appointment of Ernst & Young LLP as independent auditors for Cysive for the year ending December 31, 2001; and

          (3) Any other matters that properly come before the meeting.

     All holders of record of shares of Cysive's common stock at the close of business on April 19, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     IF YOU CANNOT ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR BY INTERNET AS INSTRUCTED.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    /s/ JOHN R. LUND

                                    JOHN R. LUND
                                    Vice President, Chief Financial Officer,
                                    Treasurer and Secretary

April 25, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................    1
  What is the purpose of the annual meeting?................    1
  Who is entitled to vote at the meeting?...................    1
  What are the voting rights of our stockholders?...........    1
  Who can attend the meeting?...............................    1
  What constitutes a quorum?................................    1
  How do I vote?............................................    2
  Can I vote by telephone or electronically?................    2
  Can I change my vote after I return my proxy card?........    2
  What are the Board's recommendations?.....................    2
  What vote is required to approve each item?...............    2
STOCK OWNERSHIP.............................................    3
  Who are the largest owners of our stock?..................    3
  How much stock do our directors and executive officers
     own?...................................................    3
  Section 16(a) Beneficial Ownership Reporting Compliance...    4
ITEM 1 -- ELECTION OF TWO CLASS II DIRECTORS................    4
  Class II Directors Standing for Election..................    4
  Directors Continuing in Office............................    4
  How are directors compensated?............................    5
  How often did the Board meet during 2000..................    5
  What committees have the Board established?...............    5
  Information Concerning Executive Officers.................    6
  Executive Compensation....................................    6
     Report of the Compensation Committee...................    6
     Compensation Committee Interlocks and Insider
      Participation.........................................    7
     Summary Compensation Table.............................    8
     2000 Option Exercises and Fiscal Year-End Option
      Values................................................    9
     Option Grants in 2000..................................    9
     Comparison of Cumulative Total Returns.................   10
     Employment Agreements..................................   10
ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  AUDITORS..................................................   11
  Ratification of Appointment...............................   11
  Report of the Audit Committee.............................   11
OTHER MATTERS...............................................   13
ADDITIONAL INFORMATION......................................   13
EXHIBIT A -- AUDIT COMMITTEE CHARTER........................  A-1

                                   [Cysivel1]
                           10780 PARKRIDGE BOULEVARD
                                   SUITE 400
                             RESTON, VIRGINIA 20191
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This proxy statement contains information related to the annual meeting of stockholders of Cysive, Inc. to be held on Thursday, May 10, 2001, beginning at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia 20190, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of two Class II directors and ratification of our independent auditors. In addition, our management will report on our performance during 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only stockholders of record at the close of business on the record date, April 19, 2001, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

WHAT ARE THE VOTING RIGHTS OF OUR STOCKHOLDERS?

     Holders of our common stock may vote on all matters to be acted upon at the annual meeting. Each outstanding share of our common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check-in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 29,538,906 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

     If you are a registered stockholder (that is, if you hold your shares in certificate form), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card.

     If your shares are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a properly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is presented together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - "FOR" election of the nominated directors (see page 4); and

     - "FOR" ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2001 (see page 11).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of the Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of a director will not be voted with respect to that director, although it will be counted for purposes of determining whether there is a quorum.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some matters which may come up at the meeting. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK?

     The following table presents, as of December 31, 2000, information based upon the Company's records and filings with the SEC regarding each person, other than a director, director nominee or executive officer of the Company, known to the Company to be the beneficial owner of more than 5% of the Company's common stock:

                                                              NUMBER OF SHARES    PERCENTAGE
                           NAME                              BENEFICIALLY OWNED   OWNERSHIP
                           ----                              ------------------   ----------
Massachusetts Financial Services Company(1)................      2,141,873           7.4%
Eric J. Magleby............................................      2,245,750           7.7%

---------------

(1) Based upon a Schedule 13G filed with the SEC on February 9, 2001.

HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The table below shows the amount of our common stock beneficially owned, unless otherwise indicated, by our directors and our executive officers individually and as a group. Except as otherwise indicated, all information is as of March 31, 2001.

     Unless indicated otherwise below, the address for each listed director and officer is Cysive, Inc., 10780 Parkridge Boulevard, Suite 400, Reston, Virginia 20191. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The total number of shares of common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options held by that person that are exercisable within 60 days of March 31, 2001, but excludes shares of common stock underlying options held by any other person.

                                                             NUMBER OF SHARES    PERCENTAGE
                           NAME                             BENEFICIALLY OWNED   OWNERSHIP
                           ----                             ------------------   ----------
Nelson A. Carbonell, Jr.(1)...............................      12,683,210          39.4%
John R. Lund(2)...........................................       1,001,250           3.3
Joseph R. Rymsza(3).......................................         392,627           1.3
Michael E. Price(3).......................................         200,024             *
Robert C. Rubinstein(3)...................................         131,193             *
John M. Saaty(4)..........................................         104,863             *
Jon S. Korin(5)...........................................         121,900             *
John M. Sabin(6)..........................................         125,550             *
All executive officers and directors as a group (8
  persons)................................................      14,760,617          44.6

---------------
 *  Less than 1% of the outstanding common stock.

(1) Includes 10,020,600 shares of common stock owned in joint tenancy by Mr. Carbonell and his wife, Michelle Carbonell, and 2,662,610 shares of common stock issuable upon the exercise of stock options.

(2) Includes 940,850 shares of common stock issuable upon the exercise of stock options

(3) Service with the Company ended on January 19, 2001.

(4) Service with the Company ended on March 31, 2001.

(5) Includes 121,500 shares of common stock issuable upon the exercise of stock options and 400 shares of common stock owned by Mr. Korin's children.

(6) Includes 95,550 shares of common stock issuable upon the exercise of stock options. Service with the Company will end on May 10, 2001.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the U.S. Securities and Exchange Commission regarding transactions in our securities. Based upon a review of filings with the U.S. Securities and Exchange Commission and written representations that no other reports were required, other than a Form 4 for Michael E. Price relating to one transaction, we believe that all of our directors and executive officers complied during 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                  ITEM 1 -- ELECTION OF TWO CLASS II DIRECTORS

                    CLASS II DIRECTORS STANDING FOR ELECTION

     The Board is divided into three classes, having terms that expire in successive years. At each annual meeting of stockholders, directors are elected for terms of three years each.

     John R. Lund and Ken H. Holec have each been nominated for election to Class II with a three-year term that will expire at the annual meeting of stockholders in 2004. Mr. Lund is an incumbent director. The Board proposes that the nominees described below be elected for a term of three years each or until their successors are duly elected and qualified. John M. Sabin's service as a member of the Board will end upon the election of Mr. Holec.

     The nominees have consented to serve a three-year term. If either becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

     Class II Directors. The directors standing for election are:

                            NAME                              AGE   DIRECTOR SINCE
                            ----                              ---   --------------
John R. Lund                                                  39         1999
Ken H. Holec                                                  46           --

     John R. Lund has served as our Treasurer since December 1995, our Chief Financial Officer since April 1997, our Secretary since April 1999 and as a Director since April 1999. From December 1995 until April 1997, Mr. Lund served as our Vice President of Finance. Mr. Lund received a B.S. in Accounting from Brigham Young University in 1986.

     Ken H. Holec served as President, Chief Executive Officer and Director of ShowCase, Inc., a worldwide provider of enterprise intelligence software solutions, from November 1993 until February 2001 when ShowCase, Inc. was acquired by SPSS, Inc. Mr. Holec served as President, Chief Executive Officer and Director of Lawson Software, an enterprise business applications software provider from 1985 to 1993. Mr. Holec has served as a Director of IntraNet Solutions, Inc. since January 1998 and as a Director of SPSS, Inc. since February 2001. Mr. Holec also served on the Board of the Minnesota Software Association from 1993 to 1999 and as the Chairman of that association from 1995 to 1996. Mr. Holec received a B.S. in Business Administration from the University of Minnesota.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF JOHN R. LUND AND KEN H. HOLEC AS CLASS II DIRECTORS.

                         DIRECTORS CONTINUING IN OFFICE

     Class I Director. The following Class I director has a term ending in 2003:

                            NAME                              AGE   DIRECTOR SINCE
                            ----                              ---   --------------
Nelson A. Carbonell, Jr.                                      37         1994

     Nelson A. Carbonell, Jr. founded Cysive and has served as President, Chief Executive Officer and Chairman of the board of directors since we commenced operations in 1994. Mr. Carbonell serves on the Executive Committee of the Washington-Baltimore Young President's Organization. Mr. Carbonell received a B.S. in Electrical Engineering from George Washington University in 1985.

     Class III Director. The following Class III director has a term ending in 2002:

                            NAME                              AGE   DIRECTOR SINCE
                            ----                              ---   --------------
Jon S. Korin                                                  46         1997

     Jon S. Korin has served as a Director since April 1997. Mr. Korin has served as vice president of strategic development for PRC, Inc., a provider of information technology and systems-based solutions for the U.S. government and commercial customers, since June 1993. Mr. Korin is a board member and past president of the National Capital chapter of the Association for Corporate Growth and a board member of the IT Services Division of the Information Technology Association of America. Mr. Korin received a B.S. from The Wharton School of the University of Pennsylvania in May 1976 and attended the New York University Graduate School of Business.

HOW ARE DIRECTORS COMPENSATED?

     Each non-employee director currently receives an annual retainer of $12,000 and cash compensation of $1,000 and reimbursement for reasonable travel expenses for each board meeting attended. In addition, upon their first election and each re-election to office, each director receives an option to purchase 60,000 shares of our common stock that will vest equally over the three-year term of each director. Until their re-election, the Class II directors received an option to purchase 20,000 shares of our common stock and the Class III directors received an option to purchase 40,000 shares, all of which were cancelled on October 12, 2000.

HOW OFTEN DID THE BOARD MEET DURING 2000?

     The Board met nine times during 2000 and took action by unanimous written consent one time. Each director attended more than 75% of the total number of meetings of the Board and committees on which he served.

WHAT COMMITTEES HAVE THE BOARD ESTABLISHED?

     The Board of Directors has an audit committee, a compensation committee, an executive committee and a nominating committee.

     Audit committee. The audit committee assists the board of directors in fulfilling its responsibilities of ensuring that management maintains an adequate system of internal controls. The audit committee also reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. These matters include the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's independent auditors and the Company's accounting practices. The audit committee's responsibilities are more fully described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The audit committee consists of Messrs. Korin and Sabin. Mr. Holec will become a member of the audit committee upon his election. In 2000, the audit committee met eight times. Beginning June 14, 2001, each member of the audit committee will be required to meet the independence and experience requirements of Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards. As of the date of this Proxy Statement, Messrs. Korin and Holec meet these standards. The Company is actively seeking a replacement Director for the Board seat vacancy created when Eric J. Magleby chose not to stand for re-election to the Board. The Board anticipates filling that vacancy before June 14, 2001, in order to be in compliance with the Rule 4350(d)(2) of the National Association of Securities Dealers, Inc.'s listing standards.

     Compensation committee. The compensation committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of other employees. The compensation committee also administers our various incentive compensation, stock and benefit plans. The compensation committee consists of Messrs. Korin and Sabin. Mr. Holec will become a member of the compensation committee upon his election. In 2000, the compensation committee met five times.

     Executive committee. The executive committee determines the objectives and performance criteria of each member of our management team and determines the incentive compensation of other employees. The executive committee consists of Messrs. Carbonell and Lund. In 2000, the executive committee met six times.

     Nominating committee. The nominating committee is responsible for identifying, evaluating and nominating new directors. The nominating committee is comprised of Messrs. Carbonell and Korin. In 2000, the nominating committee met one time.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     Certain background information about the Company's current executive officers who are not nominees for election as director has been disclosed in
Part III of the Company's 2000 annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 2, 2001. A copy of the Company's annual report (which includes such information) is being distributed to all shareholders together with this Proxy Statement.

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report or the performance graph by reference in the specified filing.

REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee of the Board has furnished the following report on executive compensation for 2000.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE COMPENSATION?

     Our compensation program for executive officers consists primarily of three key elements:

     - base salary;

     - company and individual performance-based annual bonus; and

     - periodic grants of stock options.

     The compensation committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that our executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these executive officers involves a significant proportion of pay that is "at risk" -- namely, the annual bonus and stock options.

The annual variable bonus, paid quarterly, permits individual performance to be recognized on an annual basis and is based, in significant part, on an evaluation of the contribution made by the officer to Company performance. Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of our stockholders.

     Base Salary. Base salaries for our executive officers, as well as changes in these salaries, are based upon recommendations by the compensation committee taking into account factors such as (i) competitive industry salaries, (ii) a subjective assessment of the nature of the position and (iii) the contribution and experience of the officer and the length of the officer's service.

     Annual Bonus. Annual bonuses for our executive officers are awarded based upon individual and company-wide performance criteria established by the Board based upon recommendations of the compensation committee. In accordance with each officer's employment agreement, the officer will receive annual bonuses in amounts determined by the compensation committee. In addition, if the Company and the individual exceed their performance criteria, the employee may receive an additional bonus equal to a portion of the Company's revenues in excess of the target.

     Stock Options. During 2000, the compensation committee approved grants of stock options pursuant to the Amended and Restated 1994 Stock Option Plan. In granting stock options to the named executive officers, the compensation committee considers a number of factors including company and individual performance and the extent to which our named executive officers have unvested options.

HOW IS OUR CHIEF EXECUTIVE OFFICER COMPENSATED?

     Mr. Carbonell, our Chief Executive Officer, has an annual base salary of $195,000 pursuant to his employment agreement. Mr. Carbonell is eligible for a bonus determined by his performance and the Company's performance based on criteria established by the compensation committee. For 2000, Mr. Carbonell was awarded a bonus of $268,031 and received no stock options.

HOW ARE WE ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. The compensation committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. For 2000, none of our executive officers' compensation subject to the deductibility limits exceeded $1 million.

     The Board and the compensation committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                                          Jon. S. Korin
                                          John M. Sabin

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Our compensation committee is comprised of Messrs. Korin and Sabin. None of the members of our compensation committee was at any time during 2000 an officer or employee of the Company.

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid to or earned by our Chief Executive Officer and all other executive officers whose salary and bonus for services rendered in all capacities for the years ended December 31, 1998, 1999 and 2000 exceeded $100,000. We use the term "named executive officers" to refer to these people in this proxy statement.

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                                          ANNUAL COMPENSATION    ---------------------
                                          --------------------   SECURITIES UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION(S)     YEAR    SALARY      BONUS            OPTIONS          COMPENSATION
------------------------------     ----   --------    --------   ---------------------   ------------
Nelson A. Carbonell, Jr..........  2000   $197,262    $268,031                --                --
  Chairman, President and          1999    185,226     326,700         1,462,500                --
  Chief Executive Officer          1998    167,500     143,422                --                --
Joseph M. Rymsza(1)..............  2000    140,561     158,243                --                --
  Vice President, Sales            1999    172,387(3)  116,012            33,750           $11,943(4)
                                   1998    151,139      25,000           337,500                --
John R. Lund.....................  2000    146,334      73,055                --                --
  Chief Financial Officer          1999    133,642     128,270           375,000                --
                                   1998    118,077      58,144           135,000                --
Michael E. Price(1)..............  2000    147,292      61,982                --                --
  Chief Technical Officer          1999    125,226      97,643           146,250                --
                                   1998    118,221      58,144           135,000                --
Robert C. Rubinstein(1)..........  2000    147,740      76,982                --                --
  Chief Operating Officer          1999     93,919      52,201           225,000            35,000(5)
                                   1998         --          --                --                --
John M. Saaty(2).................  2000    142,828      65,047                --                --
  Vice President, Marketing        1999    110,577      47,048           123,750            43,443(4)
                                   1998      4,244          --           101,100                --

---------------

(1) Service with the Company ended on January 19, 2001.

(2) Service with the Company ended on March 31, 2001.

(3) Includes sales commissions earned in the amount of $47,387.

(4) Represents moving expenses.

(5) Represents sign-on bonus.

                2000 OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table presents summary information with respect to stock options owned by the named executive officers at December 31, 2000, and with respect to stock options exercised by the named executive officers during the fiscal year ended December 31, 2000. The values of unexercised in-the-money options shown below have been calculated on the basis of $4.125 per share, the last reported sale price for our common stock on the Nasdaq National Market on December 29, 2000, multiplied by the number of shares underlying those options.

                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                       OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                                    DECEMBER 31, 2000             DECEMBER 31, 2000
                            SHARES ACQUIRED                    ---------------------------   ---------------------------
           NAME               ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             ---------------   --------------   -----------   -------------   -----------   -------------
Nelson A. Carbonell,
  Jr. ....................            0         $        0      2,531,416       393,584      $9,190,587     $1,294,893
Joseph M. Rymsza..........      366,877          4,663,488        100,000       275,626         343,498        965,315
John R. Lund..............      202,500          6,637,980        777,725       444,375       2,506,694        760,362
Michael E. Price..........      196,774          6,189,361        416,351       354,375       1,360,078        752,073
Robert C. Rubinstein......      189,963          3,369,948         57,807       337,500         235,219      1,178,604
John M. Saaty.............      130,952          2,547,379         31,873       286,875         107,991        949,234

                             OPTION GRANTS IN 2000

     We did not grant any stock options to our named executive officers during the year ended December 31, 2000.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

     The following graph compares the performance of our common stock with the performance of the Nasdaq Composite Index and an index of publicly traded companies in the software industry based on Standard Industrial Classification 7371 from October 15, 1999, when our common stock began trading publicly, through December 31, 2000. The graph assumes that $100 was invested on October 15, 1999 in our common stock, the Nasdaq Composite Index and the peer group index, and that all dividends, if any, were reinvested.
[GRAPH]

                                                         CYSIVE                 NASDAQ COMPOSITE                 SIC 737
                                                         ------                 ----------------                 -------
10/15/99                                                  100.00                      100.00                      100.00
12/31/99                                                 190.893                     148.834                     169.648
12/31/00                                                 21.8543                     89.5513                     78.4628

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Messrs. Carbonell, Lund, Price, Rubinstein, Rymsza and Saaty. Each agreement has an initial term of four years and will be extended for two additional years unless we or the employee elects to terminate the agreement 60 days prior to the fourth anniversary of the effective date of the employment agreements. Under these agreements, each employee will receive an annual base salary established by our chief executive officer, or, in the case of our chief executive officer, established by the Board, as recommended by the compensation committee. In addition to the compensation referenced below, each employee is eligible to receive an annual bonus, conditioned upon individual and company-wide performance criteria established by the Board, as recommended by the compensation committee. In addition, if Company and employee performance criteria are exceeded, the employee may receive an additional bonus equal to a portion of the Company's revenues in excess of the original targets.

     If, during the term of one of these agreements, we terminate the employee's employment without cause or the employee terminates his employment for good reason, the employee will be entitled to receive his base salary and all employee benefits for a period of one year from the date of the termination of employment. The agreements for Messrs. Carbonell, Lund and Saaty were amended in January 2001 to provide for the payment of base salary and annual bonus upon termination. Under the terms of these agreements, these employees have agreed to preserve the confidentiality and the proprietary nature of all information relating to our business during the term of the agreement and for three years after the term of the agreement ends. In addition, each of these employees has agreed to non-competition and non-solicitation provisions that will be in effect during the term of his agreement and for one year, with respect to non-competition, and, with respect to non-solicitation, two years, after the term of the agreement ends.

     We have entered into separation and release agreements with Messrs. Price, Rubinstein and Rymsza, effective on the date of the termination of their employment with us. Under these agreements, each former employee will receive severance in an amount equal to one-year's base salary, as well as certain distributions under a split dollar life insurance policy. In addition, each former employee is entitled to medical and dental health coverage through December 31, 2001. The obligations of confidentiality, non-competition and non-solicitation contained in each former employee's employment agreement referred to above remain in full force and effect pursuant to their terms.

         ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

RATIFICATION OF APPOINTMENT

     We have appointed Ernst & Young LLP as our independent auditors for the year ending December 31, 2001. Ernst & Young LLP has served as our independent auditors since we commenced operations in 1994. Services provided to us by Ernst & Young LLP in 2000 included the examination of our financial statements, limited reviews of quarterly reports, services related to filings with the U.S. Securities and Exchange Commission, including our public offering, and consultations on various tax, information services and business process matters.

     Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

     In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the audit committee and the Board.

REPORT OF THE AUDIT COMMITTEE

     The audit committee of the Board is composed of two independent outside directors, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards. The audit committee has prepared the following report on its activities with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000 (for purposes of this report, the "audited financial statements"). The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this report by reference in the specified filing.

     [X] The audit committee has reviewed and discussed the audited financial statements with management;

     [X] The audit committee has discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61;

     [X] The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and has discussed with Ernst & Young LLP its independence from the Company; and

     [X] Based on the review and discussions referred to above and relying thereon, the audit committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

     The fees paid by the Company to Ernst & Young LLP for the fiscal year ended December 31, 2000 were as follows:

     Financial Statement Review. We were billed an aggregate of $99,655 in fees by Ernst & Young LLP, our independent auditors, in connection with professional services rendered for (i) the audit of our financial statements for the year ended December 31, 2000 and (ii) the reviews of the financial statements included in our Forms 10-Q filed with the U.S. Securities and Exchange Commission on May 5, 2000, August 11, 2000 and November 14, 2000.

     Financial Information Systems Design and Implementation Fees. We did not contract with Ernst & Young LLP, our independent auditors, in connection with professional services rendered in connection with financial information systems design and implementation.

     All Other Fees. We were billed an aggregate of $121,985 in fees by Ernst & Young LLP, our independent auditors, in connection with all other professional services rendered for the year ended December 31, 2000, including due diligence procedures and the procedures related to our public offering of shares of our common stock on March 17, 2000.

     The audit committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining auditor independence and determined that Ernst & Young LLP's non-audit work did not compromise its independence as auditor.

     Based on the audit committee's review of the Company's audited financial statements and the review and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

                                            Jon S. Korin
                                            John M. Sabin

                                 OTHER MATTERS

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies submitted to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

     Advance Notice Procedures. Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting, which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to the Company, containing the information specified in the bylaws, not less than 60 or more than 90 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the U.S. Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

     Stockholder Proposals for the 2002 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for our annual meeting of stockholders in 2002 may do so by following the procedures prescribed in U.S. Securities and Exchange Commission Rule l4a-8. To be eligible for inclusion, stockholder proposals must be received by our Secretary no later than December 27, 2001.

     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by us. The cost of soliciting proxies in the enclosed form will be borne by us. We have retained Mackenzie Partners, Inc. to aid in the solicitation. For these services, we will pay Mackenzie Partners, Inc. a fee of $5,000 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.

                                            By Order of the Board of Directors,

                                            /s/ JOHN R. LUND

                                            John R. Lund
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Secretary

April 25, 2001

                                  CYSIVE, INC.
                                   (DELAWARE)

                                AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                               DECEMBER 13, 1999

COMMITTEE MEMBERS:

     John M. Sabin, Chairman
     Jon S. Korin, Secretary

     The Audit Committee shall always have at least two (2) members. All members of the Audit Committee shall be "independent directors" within the meaning of Rule 4200(a)(14) of The NASDAQ Stock Market Rules.

COMMITTEE SECRETARY/STAFF SUPPORT:

     General Counsel
     Administrative Staff Support

COMMITTEE CHARTER:

     The duties of the Audit Committee shall be to:

     1. Approve the selection, compensation and termination of the Company's independent accountants and, in this regard, consider and make a recommendation to the Board of Directors each year as to the firm to be engaged as independent accountants for the Company and its subsidiaries for the ensuing year.

     2. Review the plan and procedures for the independent audit engagement.

     3. Review the independent accountants' report of audit, including all of the financial statements and such other reports as may be included therein.

     4. Review with management and the independent accountants for the Company all reports, and the basis for such reports, required by law or regulation to be reviewed by the Audit Committee of the Company, including without limitation (if and when required by law or regulation):

          a) a report signed by the chief executive officer and the chief accounting or financial officer of the Company which contains:

             1) a statement of the management's responsibilities for:

                i) preparing financial statements; and

                ii) establishing and maintaining an adequate internal control structure and procedures for financial reporting;

             2) an assessment, as of the end of the Company's most recent fiscal year, of the effectiveness of the Company's internal control structure and procedures; and

          b) any report issued by the Company's independent accountants on the foregoing or on the Company's financial statements.

     5. Approve the selection and termination of an Internal Auditor (if any) and the procedures for hiring any staff internal auditors (including the applicable terms of engagement for such purpose).

     6. Confirm and assure the independence of the Internal Auditor and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

     7. Supervise the Company's internal audit function, and review and approve the scope of operations and activities of the internal audit staff. The internal audit staff shall have direct access to the Audit Committee.

     8. Inquire of management, the Internal Auditor and the independent accountant about significant risks or exposures and review the adequacy of the Company's system of internal controls (including computerized information system controls and security) and management's handling of material inadequacies in the Company's internal controls relating to financial reporting and compliance with laws and regulations.

     9. Meet with the Internal Auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

     10. Review with the Internal Auditor and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     11. Generally act as liaison between the Board and both the independent accountants and the Internal Auditor.

     12. Receive, review and make recommendations to the Board of Directors with respect to reports from the Internal Auditor.

     13. Periodically review and make recommendations to the Board of Directors based upon information publicly available and information provided by the independent accounts, the Chief Financial Officer, and the Internal Auditor, relating to revisions in or proposed changes to accounting or auditing standards (GAAP or GAAS) for financial reporting procedures.

     14. Receive and review all reports of examination or other reports of regulatory authorities, all reports to regulatory authorities, including any non-routine communication between regulatory authorities and the Company or its subsidiaries, and all supervisory memoranda of understanding, enforcement agreements, and other written agreements between the Company or any of its subsidiaries and any regulatory authorities.

     15. Receive and review, in draft form prior to mailing, all Annual Reports to Shareholders, Annual Reports on Form 10-K, Proxy Statements, and Registration Statements issued by the Company. Such reports shall be deemed to have been approved by the Audit Committee if the committee communicates its approval of the applicable report or if the Audit Committee has communicated no comments within three (3) business days of receiving the report.

     16. Receive and review, in draft form prior to mailing or in definitive form after mailing, all Quarterly Reports to Shareholders, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K issued by the Company. Such reports shall be deemed to have been approved by the Audit Committee if the committee communicates its approval of the applicable report or if the Audit Committee has communicated no comments within three (3) business days of receiving the report.

     17. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

     18. Review policies and procedures with respect to officers' expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountant.

     19. Review with the Internal Auditor and the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

     20. Meet as a committee at least two times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     21. Review and update the committee's charter annually.

     22. Perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.

MEMBERSHIP QUALIFICATIONS:

     The members of the Audit Committee shall consist entirely of outside Directors who are independent of management of the Company, and who satisfy any specific independent, experience, or other requirements imposed by law or regulation.

INVESTIGATIONS AND ACCESS TO SPECIAL INDEPENDENT LEGAL COUNSEL:

     The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The Audit Committee shall have access, at the Company's expense, to special independent legal counsel selected by the Committee, pursuant to majority vote of the members of the Committee. Such counsel shall report directly to the Committee. Neither the Company's regular outside counsel nor any other law firm or individual representing the Company, management of the Company or its subsidiaries, or the Board of Directors of the Company or its subsidiaries, shall serve as special independent legal counsel to the Audit Committee.

MINUTES OF MEETINGS:

     Minutes shall be prepared covering all meetings of the Audit Committee. Such minutes shall be approved by the Committee, signed by the Committee Chairperson (or Acting Chairperson) and Committee Secretary (or Acting Secretary), and made available for review by the Board of Directors.

                      YOU MAY VOTE TOLL-FREE BY TELEPHONE
                               OR ON THE INTERNET

                     (or by completing the proxy card below
                            and returning it by mail)



                TO VOTE BY TELEPHONE OR INTERNET, USE THE CONTROL
                             NUMBER IN THE BOX BELOW



                   Call Toll-Free                                                         To vote by internet,
             on a Touch-Tone Telephone                                     have this form available and follow the directions
           24 hours a day, 7 days a week                                                     when you visit:
                   1-888-216-1307                                                    HTTPS://WWW.PROXYVOTENOW.COM/CYV
Have this form available when you call the toll-free
   number. Then, enter your control number and
               follow the simple prompts.


  CUTOFF FOR VOTING BY INTERNET OR TELEPHONE IS 12:00 PM E.D.T. ON MAY 9, 2001.


                                                        CONTROL NUMBER FOR
                                                     TELEPHONIC/INTERNET VOTING
                                                      ------------------------


                                                      ------------------------

      DO NOT RETURN THIS CARD IF YOU HAVE VOTED BY TELEPHONE OR INTERNET.

                \/ FOLD AND DETACH HERE AND READ REVERSE SIDE \/

                                 [CYSIVE LOGO]

The undersigned hereby appoints Nelson A. Carbonell, Jr. and John R. Lund, with full power of substitution, as proxies to vote all shares of Cysive, Inc. held of record by the undersigned at the close of business on April 19, 2001 and entitled to vote at the Annual Meeting of Stockholders of Cysive, Inc. to be held on May 10, 2001, at 10:00 a.m., local time, at the Reston Hyatt, 1800 Presidents Street, Reston, Virginia, on the matters identified and as directed on the reverse side of this card, or, if not so directed, in accordance with the recommendations of the Board, and upon such other matters as may properly come before the meeting or any adjournments thereof.


                                THIS PROXY IS SOLICITED ON BEHALF OF THE
                                   BOARD OF DIRECTORS OF CYSIVE, INC.


                        This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR John R. Lund and Ken
                        H. Holec as Directors and FOR Item 2 and in the discretion of the proxy for any other matters properly presented at the meeting.

                                             VOTE BY MAIL

                        Mark, sign and date your proxy card and return it in the postage paid envelope we've provided or return it to Cysive, Inc., 10780 Parkridge Blvd., Suite 400, Reston, Virginia 20191.

                        If you vote by telephone or vote using the Internet, please do not mail this proxy card.

                                         THANK YOU FOR VOTING

                \/ FOLD AND DETACH HERE AND READ REVERSE SIDE \/

                                  CYSIVE, INC.


PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [X]
For multiple accounts only!! -- Mark this box to discontinue annual report mailing for this account [ ]

THE BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2

(1) ELECTION OF DIRECTORS:
    (01) John R. Lund
    (02) Ken H. Holec

        FOR ALL           WITHHOLD ALL         FOR ALL EXCEPT:            To withhold authority to vote, mark
          [ ]                  [ ]                  [ ]                   "For All Except" and write the nominee's
                                                                          number on the line below.


                                                                          -----------------------------------------

(2) TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP                              FOR      AGAINST    ABSTAIN
    AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.                             [ ]        [ ]       [ ]




---------------------------------       ----------------------------------------
Signature                    Date       Signature of Co-Owner (if any)

  PLEASE DATE; SIGN EXACTLY AS YOUR NAME APPEARS ON THE MAILING LABEL, UNLESS
                YOUR MAILING LABEL NAME IS PRINTED INCORRECTLY.